UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2013

ACCELERON PHARMA INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36065	27-0072226
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

128 Sidney Street Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 649-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On December 3, 2013, Acceleron Pharma Inc. issued a press release announcing an update it intends to give on the status of its research and development programs at the Piper Jaffray Healthcare Conference.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

No.	Description

99.1	Press Release of Acceleron Pharma Inc. dated December 3, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERON PHARMA INC.

By:	/s/ John Knopf Ph.D.
John Knopf Ph.D.
Chief Executive Officer and President

Date: December 3, 2013

EXHIBIT INDEX

Exhibits.

No.	Description

99.1	Press Release of Acceleron Pharma Inc. dated December 3, 2013.